Alkermes Corporate Presentation November 2023 Exhibit 99.2

Forward-Looking Statements Certain statements set forth in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, but not limited to, statements concerning: the company’s expectations with respect to its current and future financial and operating performance, business plans or prospects, including its expected value drivers and growth opportunities; the potential therapeutic and commercial value of the company’s marketed products and development candidates, including LYBALVI for adults with schizophrenia or bipolar I disorder and ALKS 2680 for the treatment of narcolepsy; expectations regarding patent life for VUMERITY®; the company’s expectations regarding plans and timelines for further clinical development activities for ALKS 2680, including study design and dose selection; and the company’s expectations regarding commercial activities, including its commercial strategy for LYBALVI. The company cautions that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks, assumptions and uncertainties. These risks, assumptions and uncertainties include, among others: the unfavorable outcome of arbitration or litigation, including so-called “Paragraph IV” litigation or other patent litigation which may lead to competition from generic drug manufacturers, or other disputes related to the company’s products or products using the company’s proprietary technologies; the company’s commercial activities may not result in the benefits that the company anticipates; clinical development activities may not be completed on time or at all; the results of the company’s development activities, including those related to ALKS 2680, may not be positive, or predictive of final results from such activities, results of future development activities or real-world results; potential changes in the cost, scope, design or duration of the company’s development activities; the U.S. Food and Drug Administration (“FDA”) or other regulatory authorities may not agree with the company’s regulatory approval strategies or components of the company’s marketing applications and may make adverse decisions regarding the company’s products; the company and its licensees may not be able to continue to successfully commercialize their products or support growth of such products; there may be a reduction in payment rate or reimbursement for the company’s products or an increase in the company’s financial obligations to government payers; the company’s products may prove difficult to manufacture, be precluded from commercialization by the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; and those risks, assumptions and uncertainties described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2022 and in subsequent filings made by the company with the U.S. Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov, and on the company’s website at www.alkermes.com in the ‘Investors – SEC filings’ section. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, the company disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this presentation. Note Regarding Trademarks: The company and its affiliates are the owners of various U.S. federal trademark registrations (®) and other trademarks (TM), including ARISTADA®, ARISTADA INITIO®, VIVITROL®, and LYBALVI®. VUMERITY® is a registered trademark of Biogen MA Inc., used by Alkermes under license. Any other trademarks referred to in this presentation are the property of their respective owners. Appearances of such other trademarks herein should not be construed as any indicator that their respective owners will not assert their rights thereto.

Post-Separation: Clear Value Proposition in Neuroscience Proprietary Commercial Products Established Commercial Infrastructure in Complex Markets Complex Manufacturing Capabilities Neuroscience R&D Capabilities and Pipeline Royalty & Manufacturing Revenues

Key 2023 Accomplishments Completed separation of the oncology business 1 DTC: Direct-to-consumer Presented initial proof-of-concept data from phase 1b trial of ALKS 2680 in patients with narcolepsy type 1 2 Successfully settled VIVITROL® patent litigation 3 Prevailed in Janssen arbitration; Raised 2023 financial expectations 4 Launched DTC advertising campaign for LYBALVI® 5

Commercial Portfolio

LYBALVI® (olanzapine and samidorphan): Oral Treatment Option for Adults With Schizophrenia or Bipolar I Disorder Once-daily, oral atypical antipsychotic composed of olanzapine, an established antipsychotic agent, and samidorphan, a new chemical entity Commercially launched in U.S. Q4 2021 with differentiated label Indicated for the treatment of: Schizophrenia in adults Bipolar I disorder in adults Acute treatment of manic or mixed episodes as monotherapy and as adjunct to lithium or valproate Maintenance monotherapy treatment Boxed Warning: Elderly patients with dementia-related psychosis treated with antipsychotic drugs are at an increased risk of death. LYBALVI is not approved for the treatment of patients with dementia-related psychosis. Full prescribing information may be found at www.lybalvi.com/lybalvi-prescribing-information.pdf

LYBALVI® Prescription Growth Trends Reflect Strong Prescriber Breadth and Diverse Source of Business



~12,700 prescribers

since launch (as of Sept. 30, 2023)

TRx indication split:**

~48% bipolar I disorder

~52% schizophrenia

Patients switching from:**

~45% olanzapine

~55% other branded and generic antipsychotic therapies

**Indication split and source of business based on claims data for patients with diagnoses of schizophrenia or bipolar I disorder only.


Post-Launch TRx*
(Through 11/3/23)
TRx
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1
5
9
13
17
21
25
29
33
37
41
45
49
53
57
61
65
69
73
77
81
85
89
93
97
101
105
By Week
4 Week Rolling Average
Week

*Source: IQVIA NPA Weekly; IQVIA SOB Sep'23 R3M

Alkermes | 7
© 2023 Alkermes. All rights reserved.

LYBALVI® Indications Represent a Large U.S. Opportunity

	Schizophrenia	Bipolar I Disorder†
Patients (Adults)	**~2,600,000***	**~3,900,000 - 5,200,000†**
Monthly Treatment Switches	**~25,000±** 2,400 switches to branded oral agents	**~34,000±** 7,400 switches to branded oral agents
Payer Mix	**78% Medicaid/Medicare±**	**60% Medicaid/Medicare±**

*Desai et al. *J Manag Care Pharm.* 2013;19(6):468-77. This number represents disease state prevalence and is not intended to imply that LYBALVI is an appropriate treatment for all people with this disease.
†Blanco et al. *J Psychiatr Res.* 2017 January; 84: 310–317.; Grant et al. *J Clin Psychiatry* 2005; 66: 1205-1215. This number represents disease state prevalence and is not intended to imply that LYBALVI is an appropriate treatment for all people with this disease.
U.S. adults number based on 2020 U.S. Census Bureau population estimate (https://www.census.gov/quickfacts/fact/table/US/PST045219 accessed on Jan 5, 2023)
± IQVIA Source of Business as of Sep 2023 R3M data
LYBALVI is indicated for the treatment of schizophrenia and bipolar I disorder in adults

Alkermes | 8
© 2023 Alkermes. All rights reserved.

LYBALVI®: Bipolar I Disorder Label Relevant to Real-World Patients Survey question: What Bipolar I disorder symptoms is this patient facing, that you hope to treat with their current therapy regimen? Source: Alkermes Market Survey; Fielded April 29 to June 2, 2022; N=172 HCPs (515 Patient Charts) 13% Manic episodes 3% Other 84% Mixed episodes Healthcare providers (n=172) surveyed reported that majority of their bipolar I disorder patients faced mixed episodes (manic and depressive symptoms) Acute treatment of manic episodes Acute treatment of mixed episodes Maintenance treatment Adjunct to lithium or valproate Monotherapy Boxed Warning: Elderly patients with dementia-related psychosis treated with antipsychotic drugs are at an increased risk of death. LYBALVI is not approved for the treatment of patients with dementia-related psychosis. Full prescribing information may be found at www.lybalvi.com/lybalvi-prescribing-information.pdf

Launched LYBALVI® TV Portion of Direct-to-Consumer Advertising Campaign Focused on Bipolar I Disorder in May 2023 Boxed Warning: Elderly patients with dementia-related psychosis treated with antipsychotic drugs are at an increased risk of death. LYBALVI is not approved for the treatment of patients with dementia-related psychosis. Full prescribing information may be found at www.lybalvi.com/lybalvi-prescribing-information.pdf

LYBALVI®: Strong Launch Trajectory Established in 2022 With Clear Strategic Focus in 2023 2023 Commercial Strategy Focus Breadth: Continue to drive prescriber breadth through highly-targeted field force deployment Access: Expand patient access through continued execution of disciplined payer contracting strategy Awareness: Launch DTC advertising campaign focused on digital and broadcast channels LYBALVI Quarterly Net Sales ($M)

ARISTADA®: LAI for Schizophrenia With Dosing Flexibility Long-acting injectable (LAI) atypical antipsychotic indicated for the treatment of schizophrenia Novel molecular entity designed to address the real-world needs of patients and providers Ability to fully dose on day one for up to two months with ARISTADA INITIO® regimen* *ARISTADA INITIO + single 30 mg oral dose of aripiprazole replaces need for concomitant three weeks of oral aripiprazole for initiation of ARISTADA. The first ARISTADA dose may be administered on the same day as ARISTADA INITIO or up to 10 days thereafter. Full prescribing information for ARISTADA, including Boxed Warning, may be found at www.aristada.com/downloadables/ARISTADA-PI.pdf ARISTADA Net Sales** ($M) **Inclusive of ARISTADA INITIO® R12M = Rolling Twelve Months

VIVITROL®: LAI for the Treatment of Opioid Dependence and Alcohol Dependence Extended-release opioid antagonist provides therapeutic levels of naltrexone for a one-month period Indicated for the treatment of alcohol dependence (AD) in patients able to abstain from alcohol in an outpatient setting prior to initiation of treatment with VIVITROL Indicated for the prevention of relapse to opioid dependence (OD), following opioid detoxification Full prescribing information for VIVITROL may be found at www.vivitrol.com/content/pdfs/prescribing-information.pdf. Treatment with VIVITROL should be part of a comprehensive management program that includes psychosocial support. COVID-19 Impact VIVITROL Net Sales ($M) R12M = Rolling Twelve Months

Novel oral fumarate for the treatment of relapsing forms of multiple sclerosis (MS) Biogen holds exclusive, worldwide license to commercialize 15% royalty to Alkermes on worldwide net sales Discovered and developed by Alkermes Composition of matter patent extends into 2033* VUMERITY® Offers Long-Term Revenue Growth Opportunity VUMERITY Royalty & Manufacturing Revenue ($M) R12M = Rolling Twelve Months *Subject to Paragraph IV litigation related to an abbreviated new drug application seeking FDA approval of a generic version.

Topline Growth and Diversification Reflect Evolving Business *Inclusive of ARISTADA INITIO® **Licensed product (royalty & manufacturing revenue) R12M = Rolling Twelve Months Key Product Revenues ($M)

ALKS 2680: Orexin 2 Receptor (OX2R) Agonist

Orexin Dysfunction: Well Defined Opportunity in Narcolepsy and Other Sleep Disorders In narcolepsy and other sleep disorders, low orexin levels lead to inconsistent neurotransmitter release, resulting in excessive sleepiness and poor regulation of REM sleep Narcolepsy affects ~200,000 people in U.S. and 3M people globally1 70% of people with narcolepsy have narcolepsy type 12, distinguished by: Cataplexy, a sudden muscle weakness triggered by strong emotions Low or no orexin in the brain Genetic and pharmacologic evidence suggests that orexin receptor agonists, especially OX2R agonists, may be useful for mechanistic therapy of narcolepsy3 Figure from: Scammell, T E, and Saper, C B. Nature medicine. 2007;13:126-8 1 Global Narcolepsy Drugs Market, Forecast 2019-2025.  Allied Market Research 2 Swick TJ. Treatment paradigms for cataplexy in narcolepsy: past, present, and future. Nat Sci Sleep. 2015;7:159-169 3 Nagahara T. Design and Synthesis of Non-Peptide, Selective Orexin Receptor 2 Agonists. J. Med. Chem. 2015;58:7931–7937

ALKS 2680: Investigational Oral Orexin 2 Receptor Agonist for the Treatment of Narcolepsy ALKS 2680 is a highly potent, orally bioavailable, selective OX2R agonist  ≥10 fold more potent than orexin Aa >5,000-fold selectivity relative to OX1Ra Designed to address underlying pathology of narcolepsy and achieve: Improved wakefulness duration and quality, with a PK/PD profile that mirrors natural sleep/wake cycle Cataplexy control Low therapeutic dose with once-daily oral dosing Acceptable safety profile with wide therapeutic window ALKS 2680 demonstrated dose-dependent improvements in wake duration and cataplexy control in a mouse model of narcolepsyb Initial data from the ongoing phase 1 study has shown: ALKS 2680 is generally well tolerated Proof of concept in patients with narcolepsy type 1 aData from preclinical studies using CHO cells. bOrexin DTA mice CHO: Chinese Hamster Ovary; DTA: diphtheria toxin subunit A; OX1R: orexin receptor type 1; OX2R: orexin receptor type 2; PD: pharmacodynamic; PK: pharmacokinetic

Ongoing Randomized, Double-Blind, Placebo-Controlled First-in-Human Study of ALKS 2680: SAD and MAD Healthy Volunteers Each dose cohort in both SAD and MAD included 8 new participants 6 on ALKS 2680, 2 on placebo Objectives: Safety and tolerability Pharmacokinetics (PK) and pharmacodynamics (PD) *Denotes dynamic decision points for triggering subsequent cohorts aIn MAD, participants were dosed for 10 days once daily

ALKS 2680 Was Generally Well Tolerated in Healthy Volunteers in Both SAD and MAD Maximum tolerated dose not reached Most AEs were mild and observed at doses ≥15 mg (SAD) and ≥8 mg (MAD)  No severe AEs or serious adverse events (SAEs) were reported Most AEs were transient and resolved without intervention or treatment interruption AEs observed in >1 participant (>5%) and deemed related to study drug among those completing SAD/MAD were: SAD: dizziness, pollakiuria, nausea, and blurred vision MAD: insomnia, dizziness, pollakiuria, and visual disturbance (described as blurred or distorted vision, increased light sensitivity) One participant in MAD discontinued after taking a single 25 mg dose due to transient, non-serious, non-severe AEs that resolved without treatment including pollakiuria and visual disturbances No safety signal identified in vital signs, laboratory parameters, or ECGs AE: adverse event; ECG: electrocardiogram; MAD: multiple ascending dose; SAD: single ascending dose Healthy Volunteers Data as of 06 September 2023

Ongoing Randomized, Double-Blind, Placebo-Controlled First-in-Human Study of ALKS 2680 in Patients With NT1 NT2 and IH patient cohorts are currently being evaluated at higher doses 1:1:1:1 randomization in a 4-way cross-over design Up to 8 patients per cohort First 4 patients in the NT1 cohort completed Objectives: Safety and tolerability Sleep latency (MWT) at each cross-over NT1 Patients IH: idiopathic hypersomnia; NT1: narcolepsy type 1; NT2: narcolepsy type 2; PBO: placebo; MWT: Maintenance of Wakefulness Test n=1 n=1 n=1 n=1 N=4

Placebo ALKS 2680 Preferred Term n=4 1 mg n=4 3 mg n=4 8 mg n=4 Adverse events (AEs) reported as related to study drug, n (%) 0 0 0 4 (100) Insomnia 0 0 0 3 (75) Pollakiuria 0 0 0 2 (50) Salivary hypersecretion 0 0 0 2 (50) Blood pressure increased 0 0 0 1 (25) Bruxism  0 0 0 1 (25) Dizziness 0 0 0 1 (25) Hyperhidrosis 0 0 0 1 (25) Single Doses of ALKS 2680 Were Generally Well Tolerated All AEs were mild in severity; no serious AEs or AEs leading to discontinuation were reported No treatment-emergent, clinically meaningful changes in laboratory parameters or ECGs at any dose NT1 Patients AE: adverse event; ECG: electrocardiogram

ALKS 2680 Significantly Improved Sleep Latency With a Clear Dose Response NT1 Patients Change from Baseline in Average Sleep Latency on MWT Over 8 Hours, Least Squares Mean (95% CI), Minutes ALKS 2680 Dose P < 0.001 Average Sleep Latency on the Maintenance of Wakefulness Test (MWT) (N = 4 per dose) P < 0.01 P < 0.001

ALKS 2680 Single Dose Time Course Suggests a Therapeutic Dose Between 3 mg and 8 mg in NT1 NT1 Patients Sleep Latency Mean ± SE, Minutes Maximum test duration = 40 min Day 1 (Post-dose), Hours Maintenance of Wakefulness Test (MWT) 2 4 6 8 Day -1 (Baseline), Hours Dosing 0 NT1: narcolepsy type 1

Conclusions ALKS 2680 in Generally well tolerated up to doses of 50 mg Increased objective and subjective measures of alertness PK/PD profile supports once-daily oral dosing ALKS 2680 in Generally well tolerated at all doses tested; drug-related adverse events only observed at highest dose (8 mg) Statistically significant, clinically meaningful, and durable improvement of sleep latency Profile supportive of once-daily administration Improvement in sleep latency observed at a low therapeutic dose targeted between 3 and 8 mg in narcolepsy type 1 NT1 Patients Healthy Volunteers Initial benefit/risk profile supports continued clinical evaluation of ALKS 2680 (N = 80) (N = 4)

Positioning Alkermes Neuroscience Business for Future Growth

Post-Separation Alkermes: Pure-Play, Commercial-Stage Neuroscience Company Proprietary Products Topline primarily driven by growth of proprietary commercial products in addiction and psychiatry Complex manufacturing capabilities Development Pipeline Early-stage neuroscience pipeline ALKS 2680, orexin 2 receptor agonist in phase 1 Portfolio of preclinical neuroscience assets Commercial Capabilities Established commercial capabilities in complex psychiatry and addiction markets Opportunity to capture further operating leverage

www.alkermes.com